Supplement dated June 30, 2008 to Prospectuses dated May 1, 2008 for

AnnuiChoice® II and PINNACLE V Flexible Premium Variable Annuities

Issued by Integrity Life Insurance Company

Through its Separate Account I and Separate Account II

This is a supplement to the prospectuses identified above.  Please retain this supplement to the prospectuses for future reference.

In Part 6 - Optional Benefits, in the subsection titled “Guaranteed Lifetime Income Advantage Rider,” the last two sentences of the first paragraph are deleted, indicating that the GLIA Rider is now available in Nevada.

In Part 10 – Prior Contracts and State Variations, the entire subsection titled “Guaranteed Minimum Withdrawal Benefit –Available only in Nevada” is deleted.